Exhibit 99.1

CONSTELLATION BRANDS ANNOUNCES CEO SUCCESSION PLAN

Nicholas Fink to Succeed Bill Newlands as

President and Chief Executive Officer Effective April 13, 2026,

Newlands to Serve as Strategic Advisor to Help Ensure a Smooth Leadership Transition

ROCHESTER, N.Y., Feb. 12, 2026 – Constellation Brands, Inc. (NYSE: STZ), a leading beverage alcohol company, today announced that its Board of Directors has appointed Nicholas Fink as the company’s next President and Chief Executive Officer, effective April 13, 2026. Fink, a member of Constellation’s Board of Directors since 2021, will succeed current President and CEO Bill Newlands, and will continue to serve on the company’s Board. Newlands will step down as President and CEO effective April 13, 2026, and will continue to serve as a strategic advisor over the next several months to help ensure a smooth transition of leadership responsibilities. In addition, Newlands will retire from the company’s Board effective April 13, 2026.

“Over the past several years, Constellation Brands’ Board of Directors has engaged in a thoughtful and comprehensive CEO succession planning process, and we are excited to welcome Nick as our next President and CEO,” said Constellation Brands Board Chair Chris Baldwin. “Nick has a diversified set of leadership experiences and is an accomplished beverage alcohol executive with a deep understanding of Constellation’s business model, having served as a member of the company’s Board for the past five years. Nick will bring unique perspective and capabilities that will benefit Constellation and its stakeholders as we position the company for long-term success in a rapidly evolving and hyper-competitive environment.”

Fink brings a track record of successfully leading a public, multi-category business, beverage alcohol industry experience, and visionary leadership with a proven ability for building new growth platforms and strong premium lifestyle brands that evolve with changing consumer demands. He has served as Chief Executive Officer at Fortune Brands Innovations, a leading global home, security, and digital products company since January 2020. As CEO, Fink guided Fortune Brands Innovations through the COVID-19 pandemic, accelerated its digital transformation, spearheaded the company’s transformation to focus on growing sectors of the market, and delivered consistent market outperformance. Prior to joining Fortune Brands Innovations, Fink served in a number of senior leadership roles at Suntory Global Spirits over a nine-year span, including responsibilities as President, Asia Pacific and South America, and Senior Vice President, Chief Strategy Officer.

“I’m excited to join the Constellation Brands team in my new capacity as President and CEO and to continue building on the company’s strong track record of industry leadership,” said Fink. “I’ve long admired Constellation’s ability to build iconic brands that resonate strongly with consumers. I look forward to getting out into the market, engaging with team members and industry partners across the business, and working with the Constellation team to further build on the company’s core strengths which include building great brands and leveraging innovation to satisfy more consumer occasions, while developing new growth platforms that meet the evolving needs of consumers as the landscape continues to shift within the beverage alcohol sector.”

Fink will succeed Newlands, who joined Constellation Brands in 2015 and has served as the company’s President and CEO since 2019.

“We want to thank Bill for his leadership as part of the Constellation Brands team for more than a decade, including the past seven years as President and CEO,” said Baldwin. “During Bill’s time as President and CEO, Constellation Brands consistently ranked among the top growth leaders among large CPG companies, and Modelo Especial became the #1 selling beer in U.S. dollar sales. Bill also oversaw the reshaping of Constellation’s Wine & Spirits portfolio, which now consists entirely of a powerful collection of higher-end, higher-margin brands aligned with consumer trends.”

“Under Bill’s direction, we’ve established a strong leadership team and a portfolio of iconic brands that are outperforming the market, and a disciplined approach to financial management and capital allocation,” Baldwin continued. “Thanks to these efforts, Constellation Brands has a solid foundation from which to continue building upon.”

“It has been a tremendous honor to serve as President and CEO at Constellation Brands,” said Newlands. “As I’ve consistently said throughout the years, we have the best team in the business, a strong portfolio of brands people love, a consumer-obsessed focus on innovation, and a strong leadership team focused on delivering what’s next. I look forward to working with Nick in the coming months to help ensure a smooth transition, and I’m excited to see what the team achieves in the years ahead under Nick’s leadership.”

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ABOUT CONSTELLATION BRANDS

Constellation Brands (NYSE: STZ) is a leading international producer and marketer of beer, wine, and spirits with operations in the U.S., Mexico, New Zealand, and Italy. Our mission is to build brands that people love because we believe elevating human connections is Worth Reaching For. It’s worth our dedication, hard work, and calculated risks to anticipate market trends and deliver for our consumers, shareholders, employees, and industry. This dedication is what has driven us to become one of the fastest-growing, large CPG companies in the U.S. at retail, and it drives our pursuit to deliver what’s next.

Every day, people reach for brands from our high-end, imported beer portfolio anchored by the iconic Corona Extra and Modelo Especial, a flavorful lineup of Modelo Cheladas, and favorites like Pacifico, and Victoria; our exceptional wine brands including The Prisoner Wine Company, Robert Mondavi Winery, Kim Crawford, Schrader Cellars, and Lingua Franca; and our craft spirits brands such as Casa Noble Tequila and High West Whiskey.

As an agriculture-based company, we strive to operate in a way that is sustainable and responsible. Our ESG strategy is embedded into our business and we focus on serving as good stewards of the environment, investing in our communities, and promoting responsible beverage alcohol consumption. We believe these aspirations in support of our longer-term business strategy allow us to contribute to a future that is truly Worth Reaching For.

To learn more, visit www.cbrands.com and follow us on LinkedIn and Instagram.

FORWARD-LOOKING STATEMENTS

This news release contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The word “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements may relate to business strategy, future operations, prospects, plans, and objectives of management, including the expected timing and plans for the President and CEO succession, including Fink’s and Newlands’ new roles and Newlands retiring from the Board, the smoothness of the leadership transition, the company’s ability to achieve long-term success in a rapidly evolving and hyper-competitive environment and to continue building on the company’s strong track record of industry leadership, solid foundation, and core strengths while developing new growth platforms that meet the evolving needs of consumers as the landscape continues to shift within the beverage alcohol sector, as well as information concerning expected actions of third parties. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.

The forward-looking statements are based on management’s current expectations and should not be construed in any manner as a guarantee that any of the events anticipated by the forward-looking statements will in fact occur or will occur on the timetable contemplated hereby. All forward-looking statements speak only as of the date of this news release and Constellation does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

In addition to risks and uncertainties associated with ordinary business operations, the forward-looking statements contained in this news release are subject to other risks and uncertainties, including the accuracy of all projections, and other factors and uncertainties disclosed from time-to-time in Constellation Brands’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended February 28, 2025, which could cause actual future performance to differ from current expectations.

MEDIA CONTACTS	INVESTOR RELATIONS CONTACTS

Amy Martin 585-678-7141 / amy.martin@cbrands.com	Blair Veenema 585-284-4433 / blair.veenema@cbrands.com Snehal Shah 847-385-4940 / snehal.shah@cbrands.com David Paccapaniccia 585-282-7227 /david.paccapaniccia@cbrands.com